EXHIBIT 99.1

Pursuant to Rule 425 under the Securities Act of 1933

and deemed to be filed pursuant to Rule 14a-12 of

the Securities Exchange Act of 1934

Subject Company: Movie Star, Inc.

Commission File No.: 333-143619

1115 BROADWAY New York, NY 10010 (212) 798-4700

Movie Star, Inc. Announces Meeting Date for Special Meeting in Lieu of Annual Meeting

Registration Statement for $20 Million Rights Offering Declared Effective by SEC

NEW YORK –November 29, 2007 – Movie Star, Inc. (AMEX: MSI) (“Movie Star”) announced today that its special meeting in lieu of its annual meeting of shareholders will be held on January 23, 2008 at 10:30 a.m. Eastern Time, at Club 101 on the Main Floor, 101 Park Avenue, New York, New York. Movie Star shareholders of record as of November 27, 2007 (“Record Date”) will be invited to attend Movie Star’s special meeting of shareholders and vote on eight proposals, including (i) the approval of the issuance of 39,370,436 shares of Movie Star common stock in connection with the merger, the non-transferable rights offering and other transactions contemplated by the Agreement and Plan of Merger and Reorganization by and among Movie Star, Fred Merger Corp. and FOH Holdings, Inc., the parent and sole stockholder of Frederick’s of Hollywood, Inc., (ii) the approval of an amendment to Movie Star’s certificate of incorporation to increase the number of authorized shares of Movie Star common stock from 30,000,000 to 200,000,000, (iii) the approval of an amendment to Movie Star’s certificate of incorporation to change the name of Movie Star to “Frederick’s of Hollywood Group Inc.”, (iv) the approval of an amendment to Movie Star’s certificate of incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock, (v) to authorize the Movie Star board of directors to effect, if necessary, a reverse stock split of Movie Star’s outstanding common stock immediately prior to the closing of the merger in order to satisfy the minimum price requirement of $2.00 per share for continued listing on the American Stock Exchange, (vi) the adoption of an Amended and Restated 2000 Performance Equity Plan to increase the number of shares available for issuance under the plan from 750,000 to 4,000,000 shares, (vii) the election of eleven directors and (viii) an adjournment proposal. These proposals are described in detail in the definitive proxy statement, which Movie Star expects to mail on or about November 30, 2007.

Movie Star also announced today that the registration statement filed with the Securities and Exchange Commission in connection with Movie Star’s previously announced non-transferable rights offering has been declared effective as of November 29, 2007. The rights offering will commence on December 3, 2007 and will expire on January 16, 2008 unless extended or earlier withdrawn. Movie Star will distribute to holders of Movie Star’s outstanding common stock as of the Record Date, at no cost, non- transferable subscription rights to purchase up to an aggregate of 11,363,636 shares of Movie Star common stock at a subscription price of $1.76 per share. Record holders of Movie Star’s common stock will receive one subscription right for each share of Movie Star common stock held by them as of the close of business on the Record Date. Each non-transferable subscription right will entitle the holder to purchase 0.691417 shares of Movie Star common stock. The number of shares entitled to be purchased by each holder will be rounded down in the aggregate to the nearest whole number.

Movie Star shareholders who fully exercise all rights issued to them will be entitled to subscribe for additional shares of Movie Star common stock at the subscription price pursuant to an oversubscription privilege to the extent that other eligible participants do not exercise their subscription privileges in full. Fursa Alternative Strategies, LLC (“Fursa”) and certain funds and accounts affiliated with, managed by, or over which Fursa or any of its affiliates exercises investment authority, including, without limitation, with respect to voting and dispositive rights, Tokarz Investments, LLC and TTG Apparel, LLC, have agreed to act as standby purchasers and purchase directly from Movie Star, at the same subscription price, all shares of Movie Star common stock not subscribed for in the rights offering.

On or about November 30, 2007, subscription certificates evidencing the rights will be mailed to our shareholders of record as of the Record Date, along with the final prospectus describing, among other things, the terms, risks and other important information about the rights offering. The closing of the rights offering is conditioned on (i) the satisfaction or waiver of the conditions specified in the merger agreement to the filing of the certificate of merger, other than the actual delivery of the various closing documents and (ii) our acceptance of subscriptions, which would occur immediately prior to the merger (and prior to any reverse stock split effected in connection with the merger). The definitive proxy statement will contain important information regarding the closing conditions and the transactions in general.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of such rights or common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Important Additional Information Will be Filed with the SEC

In connection with the transactions contemplated by the merger agreement with FOH Holdings, Inc., Movie Star will file a definitive proxy statement and a final prospectus for the rights offering with the SEC. BEFORE MAKING ANY INVESTMENT DECISION TO PARTICIPATE IN THE RIGHTS OFFERING, MOVIE STAR SHAREHOLDERS ARE URGED TO READ THE FINAL PROSPECTUS CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED RIGHTS OFFERING. BEFORE MAKING ANY VOTING DECISION, MOVIE STAR SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Movie Star shareholders and other interested parties will be able to obtain, without charge, a copy of the definitive proxy statement and final prospectus (when available) and other relevant documents filed with the SEC, from the SEC’s website at http://www.sec.gov. Movie Star shareholders and other interested parties will also be able to obtain, without charge, a copy of the definitive proxy statement, final prospectus and other relevant documents (when available) by directing a request by mail or telephone to Movie Star, Inc., 1115 Broadway, New York, NY 10010, telephone: (212) 798-4700.

Participants in the Solicitation

Movie Star and its directors and officers may be deemed to be participants in the solicitation of proxies from Movie Star shareholders with respect to the transactions contemplated by the merger agreement. Information about Movie Star’s directors and executive officers and their ownership of Movie Star common stock is set forth in a preliminary proxy statement currently on file with the SEC and will be set forth in the definitive proxy statement. Shareholders and investors may obtain additional information regarding the interests of Movie Star and its directors and executive officers in the transactions contemplated by the merger agreement, which may be different than those of Movie Star shareholders generally, by reading the proxy statement and other relevant documents regarding the transactions contemplated by the merger agreement that have been or will be filed with the SEC.

Forward Looking Statement

Certain of the matters set forth in this press release are forward-looking and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: competition; business conditions and industry growth; rapidly changing consumer preferences and trends; general economic conditions; large variations in sales volume with significant customers; addition or loss of significant customers; continued compliance with government regulations; loss of key personnel; labor practices; management of growth, increases in costs of operations or inability to meet efficiency or cost reduction objectives; the timing of orders and deliveries of products; foreign government regulations and risks of doing business abroad; failure to realize the merger’s anticipated synergies; approval of the transactions by Movie Star’s shareholders and satisfaction of various other conditions to the closing of the merger contemplated by the merger agreement; and the other risks that are described from time to time in Movie Star’s SEC reports.

CONTACT:		INVESTOR RELATIONS:
Movie Star, Inc.	-or-	SM Berger & Company, Inc.
Thomas Rende, CFO		Stanley Berger
(212) 798-4700		(216) 464-6400